UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 4, 2008
Mercer Insurance Group, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of Incorporation)	000-25425 (Commission File Number)	23-2934601 (IRS Employer Identification No.)

10 North Highway 31, Pennington, New Jersey	08534
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (609) 737-0426
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.
     On September 4, 2008, Andrew Speaker, President and Chief Executive Officer, and David Merclean, Chief Financial Officer of Mercer Insurance Group, Inc. (the “Company”) presented at the KBW Investor Conference.
     A copy of the presentation given by Messrs. Speaker and Merclean is furnished by the Company as part of this Form 8-K and is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

99.1 KBW Investor Conference Presentation dated September 4, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INSURANCE GROUP, INC.
Dated: September 4, 2008	By:	David Merclean
David Merclean
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	KBW Investor Conference Presentation dated September 4, 2008